UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material under Rule 14a-12

ADVANCED MICRO DEVICES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 26, 2017.
ADVANCED MICRO DEVICES, INC.
AMD
PROXY SERVICES
C/O COMPUTERSHARE
P.O. BOX 43004
PROVIDENCE, RI 02940
E19026-P87965
Meeting Information
Meeting Type:
Annual Meeting
For holders as of:
February 27, 2017
Date: April 26, 2017
Time: 9:00 AM (Pacific Time)
Location:
AMD “Commons Building”
One AMD Place
Sunnyvale, CA 94085
Meeting live via the Internet-please visit
AMD.onlineshareholdermeeting.com.
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain
proxy materials and voting instructions.

- Before You Vote -
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 12, 2017 to facilitate timely delivery. - How To Vote - Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet:
Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow
XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. DuringThe Meeting:
Go to AMD.onlineshareholdermeeting.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following proposals:
1.
Election of Directors
Nominees:
1a.
John E. Caldwell
1b.
Nora M. Denzel
1c.
Nicholas M. Donofrio
1d.
Joseph A. Householder
1e.
Michael J. Inglis
1f.
John W. Marren
1g.
Lisa T. Su
1h.
Ahmed Yahia
2.
Ratification of the appointment of Ernst & Young LLP
as AMD’s independent registered public accounting
firm for the current fiscal year.
3.
Approval of the amendment and restatement of the
Advanced Micro Devices, Inc. 2004 Equity Incentive
Plan.
4.
Approval of the Advanced Micro Devices, Inc.
2017 Employee Stock Purchase Plan.
5.
Advisory vote to approve the compensation of
AMD’s named executive officers (Say-on-Pay).
The Board of Directors recommends you vote
1 year on the following proposal:
6.
Advisory vote on frequency of Say-on-Pay.
NOTE: Such other business as may properly come before
the meeting or any adjournment thereof.
E19028-P87965

E19029-P87965